Exhibit 10.2

ESCROW AGREEMENT

ESCROW AGREEMENT, dated as of June 12, 2003, by and among VIA Wireless LLC, a California limited liability company (“Seller”), GoldenState Towers, LLC, a Delaware limited liability company (“Purchaser”), and Commonwealth Land Title Company (the “Escrow Agent”, and together with Seller and Purchaser, the “Parties”).

WHEREAS, Seller and Purchaser have entered into the Asset Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”; capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement);

WHEREAS, pursuant to Section 2.2(a) of the Purchase Agreement, simultaneously with the execution of this Agreement, an amount equal to $575,000 is required to be deposited by Purchaser with the Escrow Agent as a deposit against the Purchase Price (such amount, plus any earnings from investment in accordance with Section 2.2(a) of the Purchase Agreement, the “Escrow Deposit”);

WHEREAS, pursuant to Section 2.2(b) of the Purchase Agreement, at Closing, Purchaser shall deposit with the Escrow Agent as security for the payment obligations of Seller (if any) under Section 9.4 and Article 11 of the Purchase Agreement, an amount, that when added to the Escrow Deposit shall be equal to ten percent (10%) of the Adjusted Purchase Price; and

WHEREAS, the Escrow Agent is willing to hold the Escrow Deposit and the Holdback, in accordance with the provisions of this Agreement and to act as escrow agent hereunder.

NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.                                       Deposits into Escrow.

(a)                                  Deposit of the Escrow Deposit

Simultaneously with the execution of this Agreement, Purchaser has deposited $575,000 with the Escrow Agent as a deposit against the Purchase Price by transferring funds to Bank of America, Account No.12352-20225, for credit to the account of the Escrow Agent, Escrow No. SFO-03-003932 (the “Escrow Account”), Attention:  Linda Rae Paul, receipt of which is hereby acknowledged by the Escrow Agent.

(b)                                 Deposit of Additional Amount at Closing

The Escrow Agent shall notify Purchaser and Seller in writing of its receipt from Purchaser of the additional funds described in Section 2.2(b) of the Purchase Agreement to fund the Holdback, within one day Business Day of the receipt of such funds.

2.                                       Release of Escrow Deposit Prior to Closing.

(a)                                  Return of Escrow Deposit to Purchaser

If the Purchase Agreement is terminated pursuant to Section 12.1(a) thereof, or by Purchaser pursuant to Sections 12.1(c), 12.1(d) or 12.1(e) thereof, or if the Closing does not occur by the Outside Date, Purchaser may deliver a notice in the form of Exhibit A (the “Purchaser Disbursement Notice”) to Escrow Agent with a copy to Seller.  Seller may object to the Purchaser Disbursement Notice by delivering a notice of objection to Purchaser with a copy to Escrow Agent within two Business Days following delivery of the Purchaser Disbursement Notice; provided, that Seller may not object to a Purchaser Disbursement Notice in the event that the Purchase Agreement is terminated by Purchaser pursuant to Section 12.1(c)(i) thereof.  If Seller does not object to the Purchaser Disbursement Notice, or fails to deliver a timely notice of objection, Escrow Agent shall, within four Business Days following delivery of the Purchaser Disbursement Notice, disburse the Escrow Deposit to Purchaser in accordance with the instructions set forth in the Purchaser Disbursement Notice.  If Seller delivers a timely notice of objection to the Purchaser Disbursement Notice, the dispute shall be submitted for resolution in accordance with Section 5, and Escrow Agent shall disburse the Escrow Deposit pursuant to the award of the arbitrator or a final, non-appealable court order enforcing such award

(b)                                 Payment of Escrow Deposit to Seller

If the Purchase Agreement is terminated by Seller pursuant to Sections 12.1(d) or 12.1(e) thereof, Seller may deliver a notice in the form of Exhibit B (the “Seller Disbursement Notice”) to Escrow Agent with a copy to Purchaser.  Purchaser may object to the Seller Disbursement Notice by delivering a notice of objection to Seller with a copy to Escrow Agent within two Business Days following delivery of the Seller Disbursement Notice.  If Purchaser does not object to the Seller Disbursement Notice, or fails to deliver a timely notice of objection, Escrow Agent shall, within four Business Days following delivery of the Seller Disbursement Notice, disburse the Escrow Deposit to Seller in accordance with the instructions set forth in the Seller Disbursement Notice.  If Purchaser delivers a timely notice of objection to the Seller Disbursement Notice, the dispute shall be submitted for resolution in accordance with Section 5, and Escrow Agent shall disburse the Escrow Deposit pursuant to the award of the arbitrator or a final, non-appealable court order enforcing such award.

3.                                       Release of Holdback After Closing

(a)                                  Escrow Release Date

(i)                                     Subject to Section 3(a)(ii), on the first anniversary of the Closing Date (the “Escrow Release Date”), the Escrow Agent shall disburse to Seller all funds then remaining in the Escrow Account.

(ii)                                  If, on the Escrow Release Date there is outstanding any Indemnity Claim (as hereinafter defined) and a Counter Notice (as hereinafter defined) responding to such Indemnity Claim, the Escrow Agent shall retain that portion of the Holdback equal to the disputed amount of such Indemnity Claim, and shall distribute to Seller the remaining portion, if any, of the Holdback on the next Business Day.  Any amount retained in accordance with the preceding sentence shall be distributed when such Indemnity Claim has been resolved as provided in Section 3(c), unless Purchaser and Seller acting jointly shall otherwise direct the Escrow Agent to distribute such amount.

(b)                                 Release Upon Undisputed Claim

From time to time from the Closing Date to the Escrow Release Date, Purchaser may give notice (each, a “Notice”) to Seller and the Escrow Agent specifying in reasonable detail the nature and dollar amount of any claim (the “Claim Amount”) for indemnification (each, an “Indemnity Claim”) that Purchaser may have under Section 11.1 of the Purchase Agreement. Purchaser may make more than one Indemnity Claim with respect to any underlying state of facts.  If Seller shall not, within twenty (20) Business Days after its receipt of an Indemnity Claim (the expiration of such twenty (20) Business Day period being herein called the “Return Date”), have notified the Escrow Agent and Purchaser in writing that Seller contests the merits or the amount of such Indemnity Claim, such notice to specify in reasonable detail the basis and amount of such objection (a “Counter Notice”), the Escrow Agent shall on the Business Day following the Return Date, deliver to Purchaser, the lesser of (i) the Holdback and (ii) the Claim Amount set forth in such Indemnity Claim.

(c)                                  Release Upon Resolution of a Claim

If a Counter Notice shall have been filed in respect of an Indemnity Claim prior to the Return Date applicable to such claim, the Parties shall have twenty (20) Business Days from the date of receipt by Purchaser of such Counter Notice, or such longer period as the Parties may agree upon, within which to resolve privately such Indemnity Claim.  If the Parties are unable to reach a resolution with respect to any Indemnity Claim, such Indemnity Claim shall be immediately submitted to confidential binding arbitration pursuant to Section 5, and Escrow Agent shall disburse the lesser of the Holdback and the amount so awarded pursuant to the award of the arbitrator or a final, non-appealable court order enforcing such award.

4.                                       Notices to Escrow Agent.

Any notice or other communication delivered by Purchaser, on the one hand, and Seller, on the other, to the Escrow Agent shall be concurrently delivered to Seller, on the one hand, and Purchaser, on the other.  Any notice to the Escrow Agent shall indicate by what means such notice has been sent to Purchaser or Seller, as the case may be.

5.                                       ARBITRATION OF DISPUTES.

IN THE EVENT OF ANY DISAGREEMENT BETWEEN THE PARTIES UNDER THIS AGREEMENT (INCLUDING WITHOUT LIMITATION, A DISAGREEMENT UNDER SECTION 2 OR 3(C)), BUT SUBJECT TO THE TWENTY (20) BUSINESS DAY PERIOD TO PRIVATELY RESOLVE A DISAGREEMENT AS PROVIDED FOR IN SECTION 3(C), SUCH DISAGREEMENT SHALL BE SUBMITTED TO BINDING ARBITRATION IN LOS ANGELES, CALIFORNIA, ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION (THE “AAA”) IN ACCORDANCE WITH AAA’S COMMERCIAL ARBITRATION RULES (“AAA RULES”).  ANY DETERMINATION REACHED AS A RESULT OF SUCH ARBITRATION SHALL BE FINAL AND BINDING AMONG THE PARTIES HERETO, AND SHALL BE ENFORCEABLE BY ANY COURT HAVING JURISDICTION OVER THE PARTY AGAINST WHOM ENFORCEMENT IS SOUGHT.  ALL COSTS AND EXPENSES OF SUCH ARBITRATION SHALL BE BORNE EQUALLY BY PURCHASER AND SELLER, PROVIDED, HOWEVER, THAT AS PART OF ANY DETERMINATION THE ARBITRATOR SHALL HAVE THE AUTHORITY, BUT SHALL NOT BE REQUIRED, TO ASSESS THE REASONABLE ATTORNEYS’ FEES AND OTHER REASONABLE COSTS INCURRED IN CONNECTION WITH THE ARBITRATION AGAINST THE NON-PREVAILING PARTY IN SUCH ARBITRATION.  THE PARTIES SHALL USE GOOD FAITH EFFORTS TO SELECT A SINGLE ARBITRATOR WITHIN TEN (10) DAYS OF THE SUBMISSION OF THE DISPUTE TO ARBITRATION HEREUNDER.  IF THE PARTIES FAIL TO AGREE ON A SINGLE ARBITRATOR DURING SUCH 10-DAY PERIOD, THEN EACH PARTY SHALL SELECT AN ARBITRATOR FROM THE APPROVED LIST PROVIDED BY AAA, SUCH SELECTION TO BE MADE BY NOTIFICATION TO THE OTHER PARTY GIVEN IN WRITING WITHIN TEN (10) DAYS OF THE SUBMISSION OF THE DISPUTE TO ARBITRATION HEREUNDER (AND THE COSTS OF SUCH ARBITRATOR SHALL BE BORNE BY THE PARTY SELECTING THE SAME EXCEPT AS OTHERWISE PROVIDED).  FAILURE OF A PARTY TO GIVE NOTICE OF ITS SELECTION SHALL CAUSE THE SINGLE ARBITRATOR SELECTED BY THE OTHER PARTY TO BE THE SOLE ARBITRATOR IN CONNECTION WITH THE APPLICABLE DISPUTE HEREUNDER.  IF EACH PARTY DESIGNATES AN ARBITRATOR, THEN WITHIN TEN (10) DAYS AFTER BOTH

ARBITRATORS HAVE BEEN SO DESIGNATED, SUCH ARBITRATORS SHALL DESIGNATE A THIRD ARBITRATOR FROM AN AAA APPROVED LIST.  IF THE FIRST TWO ARBITRATORS DO NOT SELECT A THIRD ARBITRATOR DURING SUCH TIME PERIOD, THEN THE THIRD ARBITRATOR WILL BE APPOINTED PURSUANT TO THE AAA RULES.  SUCH THIRD ARBITRATOR SHALL BE THE SOLE ARBITRATOR OF THE DISPUTE AND THE DECISION OF SUCH ARBITRATOR HEREUNDER SHALL BE CONCLUSIVE.  ANY ARBITRATOR SELECTED BY THE TWO (2) ARBITRATORS OR AAA TO ARBITRATE A MATTER, AS APPLICABLE, SHALL BE A RETIRED JUDGE OR AN ATTORNEY WITH AT LEAST TEN (10) YEARS OF EXPERIENCE IN THE WIRELESS COMMUNICATION INDUSTRY.  THE ARBITRATOR SHALL BE LIMITED TO THE DETERMINATION OF THE PARTIES RESPECTIVE RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT AND, TO THE EXTENT NOT INCONSISTENT HEREWITH, APPLICABLE LAW, AND TO AWARD RELIEF IN ACCORDANCE THEREWITH.  THE ARBITRATOR SHALL HAVE THE RIGHT TO DETERMINE THE EXTENT OF DISCOVERY.  EACH PARTY AGREES THAT AT THE TIME OF ANY ARBITRATION UNDER THIS SECTION IT WILL DISCLOSE TO THE OTHER PARTY THE EXISTENCE AND SUBSTANCE OF ANY AGREEMENT IT MAY HAVE WITH AAA.  IN THE EVENT THAT THE ESCROW AGENT IN GOOD FAITH IS IN DOUBT AS TO WHAT ACTION IT SHOULD TAKE HEREUNDER, THE ESCROW AGENT SHALL BE ENTITLED TO RETAIN THE ESCROW DEPOSIT OR HOLDBACK (OR SUCH PART THEREOF AS IS THE SUBJECT OF SUCH DISAGREEMENT), AS THE CASE MAY BE, UNTIL THE ESCROW AGENT SHALL HAVE RECEIVED (I) A WRITTEN FINAL DECISION OF THE ARBITRATOR APPOINTED PURSUANT TO THIS SECTION 5 DIRECTING THE DELIVERY OF ALL OR SUCH PART OF THE ESCROW DEPOSIT OR HOLDBACK OR (II) A WRITTEN AGREEMENT EXECUTED BY PURCHASER AND SELLER ACTING JOINTLY DIRECTING DELIVERY OF THE ESCROW DEPOSIT AND HOLDBACK OR SUCH PART THEREOF.  ANY WRITTEN DECISION REFERRED TO IN CLAUSE (I) ABOVE SHALL BE ACCOMPANIED BY A CERTIFICATE OF A DULY AUTHORIZED REPRESENTATIVE OF THE PRESENTING PARTY REASONABLY SATISFACTORY TO THE ESCROW AGENT TO THE EFFECT THAT SAID WRITTEN DECISION IS THE DECISION OF THE ARBITRATOR AND IS FINAL.  THE ESCROW AGENT SHALL ACT ON SUCH WRITTEN DECISION OF THE ARBITRATOR WITHOUT FURTHER QUESTION.

ASSENT TO ARBITRATION PROVISION

NOTICE:  BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE “ARBITRATION OF DISPUTES”

PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL.  BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION.  IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE.  YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE “ARBITRATION OF DISPUTES” PROVISION TO NEUTRAL ARBITRATION.

Seller’s Initials	Purchaser’s Initials

6.                                       Investment of the Escrow Deposit and Holdback.

During the term of this Agreement, the Escrow Deposit (until Closing) and the Holdback (from Closing until termination of this Agreement) shall be invested and reinvested by the Escrow Agent, in the following investments “Approved Investments”: (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Seller and Purchaser, or (iii) such other manner as may be reasonably agreed to by Seller and Purchaser.

7.                                       General Instructions.

To induce the Escrow Agent to act hereunder, it is further agreed by the undersigned that:

(a)                                  The Escrow Agent shall not be under any duty to give the funds held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement.  Funds held hereunder shall be invested in accordance with Section 6.

(b)                                 This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall be read into this Agreement against the Escrow Agent.  The Escrow Agent shall not be bound by the provisions of any agreement among the other Parties hereto except this Agreement.

(c)                                  The Escrow Agent shall not be liable, except for its own bad faith, gross negligence or willful misconduct, and, except with respect to claims based upon such bad faith, gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other Parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor to the Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with this Agreement.  Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its own bad faith, gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Deposit or Holdback, or any loss of interest incident to any such delays.  In the event that Purchaser or Seller is required to indemnify and hold harmless the Escrow Agent pursuant to this Section 7(c), Purchaser or Seller, as the case may be, shall have the right to seek contribution from the other Parties hereto (other than the Escrow Agent) for amounts paid or payable in respect of such indemnity to the extent permitted by law.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.  The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement.

(d)                                 The Escrow Agent shall be entitled to rely upon any order, judgment, award, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof.  The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

(e)                                  The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Agreement and shall not be liable for any action taken or omitted in good faith in accordance with such advice.

(f)                                    The Escrow Agent does not have any interest in the Escrow Deposit or Holdback but is serving as escrow holder only and having only possession thereof.  Purchaser and Seller shall, jointly and severally, pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes (other than income taxes) relating to the Escrow Deposit and Holdback incurred in connection herewith and shall, jointly and severally, indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes.

(g)                                 Certain Tax Matters

(i)                                     Purchaser shall include in its taxable income the earnings on the Escrow Deposit.  The Escrow Agent shall file annually or otherwise as required by applicable law all required tax information reports or forms (or other tax returns that may be required by applicable law) reporting such earnings as being for Purchaser’s tax account.  Should a change or clarification of applicable law require that all or part of such earnings (the “Taxable Earnings”) be for the Escrow Deposit tax account, (x) Escrow Agent shall file all tax returns and pay out of such Taxable Earnings all taxes required by applicable law with respect to such Taxable Earnings and (y) to the extent that such change or clarification is retroactive, Purchaser shall repay to the Escrow Deposit, all amounts previously distributed to Purchaser to pay taxes with respect to such Taxable Earnings (except to the extent that Purchaser cannot amend its tax returns and obtain corresponding adjustments, including refunds of taxes paid from such amounts, to reflect such change or clarification; provided that Purchaser shall diligently attempt and use all reasonable efforts to obtain such refund and promptly repay such amount).  Any payments of income from the Escrow Deposit shall be subject to withholding regulations then in force with respect to United States taxes.

(ii)                                  Seller shall include in its taxable income the earnings on the Holdback.  The Escrow Agent shall file annually or otherwise as required by applicable law all required tax information reports or forms (or other tax returns that may be required by applicable law) reporting such earnings as being for Seller’s tax account.  Should a change or clarification of applicable law require that all or part of the Taxable Earnings be for the Holdback tax account, (x) Escrow Agent shall file all tax returns and pay out of such Taxable Earnings all taxes required by applicable law with respect to such Taxable Earnings and (y) to the extent that such change or clarification is retroactive, Seller shall repay to the Holdback amount, all amounts previously distributed to Seller to pay taxes with respect to such Taxable Earnings (except to the extent that Seller cannot amend its tax returns and obtain corresponding adjustments, including refunds of taxes paid from such amounts, to reflect such change or clarification; provided that Seller shall diligently attempt and use all reasonable efforts to obtain such refund and promptly repay such amount).  Any payments of income from the Holdback shall be subject to withholding regulations then in force with respect to United States taxes.

(iii)                               The Parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax identification number certification.  It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Deposit and

Holdback, and is not responsible for any other reporting.  This paragraph (g) and paragraphs (c) and (f) of this Section 7 shall survive notwithstanding termination of this Agreement or the resignation of the Escrow Agent.

(h)                                 The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other documents or instrument held by or delivered to it.

(i)                                     The Escrow Agent shall not be called upon to advise any Party as to the wisdom of selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(j)                                     The Escrow Agent (and any successor to the Escrow Agent) may at any time resign as such by delivering the Escrow Deposit and Holdback and all earnings thereon to any successor to the Escrow Agent jointly designated by the other Parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.  The Escrow Agent shall promptly deliver written notice of its resignation to the other Parties hereto.  The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day which is 30 days after the date of delivery of its written notice of resignation to the other Parties hereto.  If at that time the Escrow Agent has not received a designation of a successor to the Escrow Agent, the Escrow Agent’s sole responsibility after that time shall be to safe-keep the Escrow Deposit and Holdback until receipt of a designation of successor to the Escrow Agent or a joint written disposition instruction by the other Parties hereto or a final order of a court of competent jurisdiction.

(k)                                  The duties and obligations of the Escrow Agent are as set forth in this Agreement and are purely ministerial in nature.  The Escrow Agent shall have no responsibility for the contents of any writing of any arbitrator or third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

(l)                                     The Escrow Agent shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel).  The fees as indicated on Schedule 1 attached hereto, costs and expenses of the Escrow Agent and its counsel shall be borne equally by Purchaser and Seller.  Any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein may be taken from any property held by the Escrow Agent hereunder.

8.                                       Choice of Law; Consent to Jurisdiction; Compliance with Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to the conflicts of law rules of such state.

9.                                       Successors and Assigns.

This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph (j) of Section 7 with respect to a resignation by the Escrow Agent.  No Party may assign any of its rights or obligations under this Agreement without the written consent of the other Parties, except that (i) Seller may merge with UbiquiTel Operating Company or UbiquiTel Leasing Company, so long as the surviving entity after such transaction shall, by operation of law or by written agreement satisfactory to Purchaser, assume all of Seller’s obligations under this Agreement and under any agreement or other instrument executed by Seller in connection herewith, and (ii) Purchaser may assign its rights and remedies hereunder to any bank or other financial institution that has loaned funds or otherwise extended credit to Purchaser (any such assignment shall not relieve Purchaser of its obligations hereunder).

10.                                 Amendments; Entire Agreement.

This Agreement may only be modified by a writing signed by all of the Parties hereto, and no waiver hereunder shall be effective unless in writing signed by the Party to be charged.  This Agreement constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements or representations by or among the Parties related to the subject matter hereof.  In the event of any inconsistency between this Agreement and the Purchase Agreement, the Escrow Agreement shall govern.

11.                                 Notices.

All notices and other communications hereunder shall be validly given or made if in writing, when delivered personally or by a nationally recognized courier service, and all legal process with regard hereto shall be validly served when served in accordance with applicable law, to or on the party to receive such notice or other communication at the addresses set forth below, or at such other address as any party hereto may from time to time advise the other parties pursuant to this Subsection; Any notice shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by the courier service’s or other service’s proof of delivery.

If to Purchaser:

GoldenState Towers, LLC
125 Ryan Industrial Court, Suite 109
San Ramon, CA 94583

Facsimile:  925-837-9999
Attention:  John F. Ricci, Chief Executive Officer

with a copy (which shall not constitute notice) to:

Veronis Suhler Stevenson LLC
350 Park Avenue - 7th Floor
New York, New York 10022
Attention:  Mr. Jonathan D. Drucker

Friedman Kaplan Seiler & Adelman LLP
1633 Broadway
New York, New York 10019
Facsimile: 212-833-1250
Attention: Gregg S. Lerner, Esq.

to Seller:

VIA Wireless LLC
c/o UbiquiTel Inc.
One West Elm Street, Suite 400
Conshohocken, PA 19428

Attention: Mr. James J. Volk
Chief Financial Officer

 with a copy (which shall not constitute notice) to:

Patricia E. Knese, Esq. at the same address

to Escrow Agent:

Commonwealth Land Title Company.
525 Market, Suite 2320
San Francisco, California 94105
Attention: Ms. Linda Rae

12.                                 Execution.

Execution of this Agreement by the Escrow Agent will constitute its acceptance of the terms hereof and will acknowledge its receipt of the Escrow Deposit.

13.                                 Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  All signatures of the parties to this Agreement may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such party whose signature it reproduces and will be binding upon such party.

14.                                 Security Procedure

In the event funds transfer instructions are given (other than in writing at the time of execution of the Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 2 hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated.  The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Escrow Agent.  The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

VIA WIRELESS LLC

By
Name: Donald A. Harris
Title: President and Chief Executive Officer

GOLDENSTATE TOWERS, LLC

By:
Name:
Title:

Agreed to and accepted:

COMMONWEALTH LAND TITLE COMPANY, AS ESCROW AGENT

By
Name:
Title: